Van Kampen Retirement Strategy Trust,
on behalf of each of its series,
Van Kampen 2050 Retirement Strategy Fund
Van Kampen 2045 Retirement Strategy Fund
Van Kampen 2040 Retirement Strategy Fund
Van Kampen 2035 Retirement Strategy Fund
Van Kampen 2030 Retirement Strategy Fund
Van Kampen 2025 Retirement Strategy Fund
Van Kampen 2020 Retirement Strategy Fund
Van Kampen 2015 Retirement Strategy Fund
Van Kampen 2010 Retirement Strategy Fund
Van Kampen In Retirement Strategy Fund
(each a “Fund” and collectively, the “Funds”)

Supplement dated May 11, 2010
to the
Prospectus and the Summary Prospectus
each dated December 30, 2009,
as previously supplemented on February 5, 2010,
January 21, 2010 and December 30, 2009

The Prospectus and the Summary Prospectus are hereby supplemented as follows:

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it had reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. In connection with the Transaction, on December 8, 2009, management of the Funds and management of Invesco proposed a reorganization (the “Reorganization”) of the Funds into corresponding funds of the Invesco Balanced-Risk Retirement Funds (formerly, AIM Balanced-Risk Retirement Funds) advised by an affiliate of Invesco (the “Acquiring Funds”). While both the Funds and the corresponding Invesco Balanced-Risk Retirement Funds are target maturity funds, the underlying investments, the asset allocation strategy and the glide path construction until retirement used for achieving the respective funds’ objectives do differ. The Board of Trustees of each Fund approved the Reorganization and shareholders of each Fund approved the Reorganization at a special meeting of shareholders held on May 11, 2010. It is expected that the Funds will sell their portfolio holdings for cash on or about May 24, 2010 and that the Reorganization will be completed on or about June 1, 2010 at which time shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. It is expected that shareholders who hold their shares in taxable accounts will be subject to tax consequences in connection with the exchange of their Funds’ shares for the Acquiring Funds’ shares. Shareholders should consult their tax advisers. Upon completion of the Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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